UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K/A
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): January 30, 2025
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment”) amends the current report on 8-K for Stellar Bancorp, Inc. (the “Company”) filed on January 30, 2025 (the “Original Form 8-K”). The purpose of this Amendment is to report updates to the financial information furnished in Exhibit 99.1 and 99.2 to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

The Company’s Annual Report on Form 10-K filed on March 3, 2025 (the “Annual Report”) contains updated information with respect to the Company’s results of operations for the year ended December 31, 2024. The Annual Report updates the information included in Exhibit 99.1 - Q4 2024 Earnings Release – and Exhibit 99.2 – Q4 2024 Earnings Presentation - furnished as exhibits to the Original Form 8-K. Prior to the issuance of the audited financial statements included in the Annual Report, a payroll accrual error during the year was identified and corrected such that noninterest expense related to salaries and benefits increased by $3.3 million. As a result, reported net income for the full year 2024 was $115.0 million. The Company concluded that the error, taking into consideration both quantitative and qualitative factors, was not material and, as a result, the error could be corrected in the Annual Report and it was not necessary to correct and amend any Quarterly Reports on Form 10-Q during 2024.

The information furnished in this Section 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: March 3, 2025	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer